                                                                Exhibit 99(j)(1)
                       The Munder Framlington Funds Trust

                               Power of Attorney
                               -----------------

     The undersigned, Charles W. Elliott, whose signature appears below, does hereby constitute and appoint Stephen J. Shenkenberg, Libby E. Wilson, MaryAnn Shumaker, Patrick W.D. Turley and Mary Moran Zeven his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust ("Munder Framlington"), the Registration Statement of Munder Framlington on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of Munder Framlington, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of Munder Framlington might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                       /s/ Charles W. Elliott
                                       ----------------------
                                       Charles W. Elliott



Dated:  August 24, 2000

                       The Munder Framlington Funds Trust

                               Power of Attorney
                               -----------------

     The undersigned, Joseph E. Champagne, whose signature appears below, does hereby constitute and appoint Stephen J. Shenkenberg, Libby E. Wilson, MaryAnn Shumaker, Patrick W.D. Turley and Mary Moran Zeven his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust ("Munder Framlington"), the Registration Statement of Munder Framlington on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of Munder Framlington, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of Munder Framlington might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                       /s/ Joseph E. Champagne
                                       -----------------------
                                       Joseph E. Champagne



Dated:  August 24, 2000

                       The Munder Framlington Funds Trust

                               Power of Attorney
                               -----------------

     The undersigned, Thomas B. Bender, whose signature appears below, does hereby constitute and appoint Stephen J. Shenkenberg, Libby E. Wilson, MaryAnn Shumaker, Patrick W.D. Turley and Mary Moran Zeven his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust ("Munder Framlington"), the Registration Statement of Munder Framlington on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of Munder Framlington, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of Munder Framlington might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                       /s/ Thomas B. Bender
                                       --------------------
                                       Thomas B. Bender



Dated:  August 24, 2000

                       The Munder Framlington Funds Trust

                               Power of Attorney
                               -----------------

     The undersigned, Thomas D. Eckert, whose signature appears below, does hereby constitute and appoint Stephen J. Shenkenberg, Libby E. Wilson, MaryAnn Shumaker, Patrick W.D. Turley and Mary Moran Zeven his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust ("Munder Framlington"), the Registration Statement of Munder Framlington on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of Munder Framlington, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of Munder Framlington might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                       /s/ Thomas D. Eckert
                                       --------------------
                                       Thomas D. Eckert



Dated:  August 24, 2000

                       The Munder Framlington Funds Trust

                               Power of Attorney
                               -----------------

     The undersigned, John Rakolta, Jr., whose signature appears below, does hereby constitute and appoint Stephen J. Shenkenberg, Libby E. Wilson, MaryAnn Shumaker, Patrick W.D. Turley and Mary Moran Zeven his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust ("Munder Framlington"), the Registration Statement of Munder Framlington on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of Munder Framlington, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of Munder Framlington might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                       /s/ John Rakolta, Jr.
                                       ---------------------
                                       John Rakolta, Jr.



Dated:  August 24, 2000

                       The Munder Framlington Funds Trust

                               Power of Attorney
                               -----------------

     The undersigned, David J. Brophy, whose signature appears below, does hereby constitute and appoint Stephen J. Shenkenberg, Libby E. Wilson, MaryAnn Shumaker, Patrick W.D. Turley and Mary Moran Zeven his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust ("Munder Framlington"), the Registration Statement of Munder Framlington on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of Munder Framlington, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of Munder Framlington might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                                 /s/  David J. Brophy
                                                 -----------------------------
                                                 David J. Brophy


Dated:  August 24, 2000

                       The Munder Framlington Funds Trust

                               Power of Attorney
                               -----------------

     The undersigned, James C. Robinson, whose signature appears below, does hereby constitute and appoint Stephen J. Shenkenberg, Libby E. Wilson, MaryAnn Shumaker, Patrick W.D. Turley and Mary Moran Zeven his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as an officer of The Munder Framlington Funds Trust ("Munder Framlington"), the Registration Statement of Munder Framlington on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned officer of Munder Framlington, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned officer of Munder Framlington might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                                 /s/  James C. Robinson
                                                 -----------------------------
                                                 James C. Robinson



Dated:  August 24, 2000

                       The Munder Framlington Funds Trust

                               Power of Attorney
                               -----------------

     The undersigned, Michael T. Monahan, whose signature appears below, does hereby constitute and appoint Stephen J. Shenkenberg, Libby E. Wilson, MaryAnn Shumaker, Patrick W.D. Turley and Mary Moran Zeven his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust ("Munder Framlington"), the Registration Statement of Munder Framlington on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned officer of Munder Framlington, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned officer of Munder Framlington might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                                 /s/  Michael T. Monahan
                                                 -----------------------------
                                                 Michael T. Monahan



Dated:  August 24, 2000

                       The Munder Framlington Funds Trust

                               Power of Attorney
                               -----------------

     The undersigned, Libby E. Wilson, whose signature appears below, does hereby constitute and appoint, Stephen J. Shenkenberg, MaryAnn Shumaker, Patrick W.D. Turley and Mary Moran Zeven her true and lawful attorneys and agents to execute in her name, place and stead, in her capacity as an officer of The Munder Framlington Funds Trust ("Munder Framlington"), the Registration Statement of Munder Framlington on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned officer of Munder Framlington, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned officer of Munder Framlington might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                                 /s/  Libby E. Wilson
                                                 -----------------------------
                                                 Libby E. Wilson



Dated:  August 24, 2000

                       The Munder Framlington Funds Trust

                               Power of Attorney
                               -----------------

     The undersigned, Stephen J. Shenkenberg, whose signature appears below, does hereby constitute and appoint, Libby E. Wilson, MaryAnn Shumaker, Patrick W.D. Turley and Mary Moran Zeven his true and lawful attorneys and agents to execute in her name, place and stead, in her capacity as an officer of The Munder Framlington Funds Trust ("Munder Framlington"), the Registration Statement of Munder Framlington on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned officer of Munder Framlington, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned officer of Munder Framlington might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                                 /s/  Stephen J. Shenkenberg
                                                 -----------------------------
                                                 Stephen J. Shenkenberg



Dated:  August 24, 2000